SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                     --------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



         Date of Report (date of earliest event reported): July 8, 1996

                              DIALOGIC CORPORATION
             (Exact name of registrant as specified in its charter)

     New Jersey             33-59598                          22-2476114
 (State or other                                     (Commission (IRS Employer
jurisdiction of          File Number)                  Identification Number)
incorporation



                   1515 Route 10, Parsippany, New Jersey 07054
               (Address of principal executive offices) (Zip Code)



                         Registrant's telephone number,
                       including area code: (201) 993-3000

Item 5.  Other Events

         The Company's Press Release, dated July 8, 1996, is incorporated herein by reference and filed as an exhibit to this Current Report on Form 8-K.





Item 7.  Financial Statements and Exhibits

         Exhibit No. 99.1  Press Release dated July 8, 1996





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       DIALOGIC CORPORATION


July 10, 1996                          By:  /s/Edward B. Jordan
                                            -------------------
                                            Edward B. Jordan, Vice President and
                                             Chief Financial Officer